UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2011

The Dolan Company
(Exact name of registrant as specified in its charter)

Delaware	001-33603	43-2004527
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 South Ninth Street, Suite 2300 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 317-9420

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 15, 2011, The Dolan Company (the “Company”) entered into Amendment No. 2 to Rights Agreement (“Amendment 2”), which amends its Rights Agreement dated as of January 29, 2009 (the “Base Rights Agreement”), which was previously amended by Amendment No. 1 to Rights Agreement dated as of March 17, 2010 (“Amendment 1,” and together with the Base Rights Agreement, the “Rights Agreement”). Pursuant to Amendment 2, Wells Fargo Bank, N.A. succeeds Mellon Investor Services LLC as Rights Agent under the Rights Agreement.

The foregoing description is qualified in its entirety by reference to (i) Amendment 2, which is filed as Exhibit 4 to this Current Report on Form 8-K and is incorporated by reference herein, (ii) the Base Rights Agreement, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2009 and is incorporated by reference herein, and (iii) Amendment 1, which was filed as Exhibit 4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2010 and is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated in this Item 3.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description of Exhibits
4	Amendment No. 2 to Rights Agreement, dated as of September 15, 2011, effective as of September 16, 2011, by and between The Dolan Company and Wells Fargo Bank, N.A., as successor Rights Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOLAN COMPANY

Date: September 16, 2011	/s/ Vicki J. Duncomb
Name: Vicki J. Duncomb
Its: Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibits
4	Amendment No. 2 to Rights Agreement, dated as of September 15, 2011, effective as of September 16, 2011, by and between The Dolan Company and Wells Fargo Bank, N.A., as successor Rights Agent